T. Rowe Price Moderate Allocation Portfolio

Supplement to Summary Prospectus Dated May 1, 2019

On page 4, the portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Toby M. Thompson will join Charles M. Shriver as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee.

The date of this supplement is February 20, 2020.

E304-041-S 2/20/20